UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54687	27-1627696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On March 29, 2012, KBS Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K dated March 27, 2012 with regard to the acquisition of three office buildings totaling 522,043 rentable square feet located on approximately 10.3 acres of land located in Plano, Texas (“Town Center”). The Company hereby amends the Form 8-K dated March 27, 2012 to provide the required financial information related to its acquisition of Town Center.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: May 10, 2012	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Real Estate Investment Trust III, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Town Center for the year ended December 31, 2011. This statement is the responsibility of Town Center's management. Our responsibility is to express an opinion on the statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Town Center's revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Town Center for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
May 10, 2012

TOWN CENTER
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2011
(in thousands)

Revenues:
Rental income	$10,073
Tenant reimbursements	1,086
Other income	691
Total revenues	11,850
Expenses:
Real estate taxes and insurance	1,821
Repairs and maintenance	1,235
Utilities	997
General and administrative	714
Total expenses	4,767
Revenues over certain operating expenses	$7,083
See accompanying notes.

TOWN CENTER
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2011

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On March 27, 2012, KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), through an indirect wholly owned subsidiary, acquired from North Dallas Town Center LP and Tennyson Development LP three office buildings totaling 522,043 rentable square feet located on approximately 10.3 acres of land in Plano, Texas (“Town Center”). The sellers are not affiliated with KBS REIT III or its external advisor, KBS Capital Advisors LLC. The contractual purchase price of Town Center was approximately $113.0 million plus closing costs.
KBS REIT III is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate properties located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Town Center is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT III expects to incur in the future operations of Town Center. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of Town Center.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Town Center was acquired from an unaffiliated party and (ii) based on due diligence of Town Center by KBS REIT III, management is not aware of any material factors relating to Town Center that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.9 million for the year ended December 31, 2011.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2011, Town Center was 91% leased by 49 tenants. For the year ended December 31, 2011, Town Center earned approximately 11% of its rental income from a religious, nonprofit organization which occupied 46,972 rentable square feet, or approximately 9% of the total rentable square feet. This tenant’s lease expired on February 29, 2012.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2011.

TOWN CENTER
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2011

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2011, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2012	$8,718
2013	9,312
2014	8,588
2015	7,650
2016	6,830
Thereafter	20,521
$61,619

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the total amount of future minimum rent received by Town Center will be reduced.
Environmental
Town Center is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on Town Center's financial condition and results of operations as of December 31, 2011.

7.	SUBSEQUENT EVENTS
KBS REIT III evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on May 10, 2012.

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KBS REAL ESTATE INVESTMENT TRUST III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”) as of December 31, 2011, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2011, and the notes thereto. The consolidated financial statements of KBS REIT III as of and for the year ended December 31, 2011 have been included in KBS REIT III’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Las Cimas IV, which have been previously filed on Form 8-K/A with the SEC on December 27, 2011, and the statement of revenues over certain operating expenses and notes thereto of Town Center, which are included herein.
The unaudited pro forma balance sheet as of December 31, 2011 has been prepared to give effect to the acquisition of Town Center as if the acquisition occurred on December 31, 2011.
The unaudited pro forma statement of operations for the year ended December 31, 2011 has been prepared to give effect to the acquisitions of (i) Las Cimas IV acquired on October 28, 2011 and (ii) Town Center acquired on March 27, 2012, as if the acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of Las Cimas IV and Town Center been consummated as of January 1, 2011. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2011
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Town Center (b)
Assets
Real estate:
Land	$7,500	$7,428	(c)	$14,928
Building and improvements	63,849	95,780	(c)	159,629
Tenant origination and absorption costs	12,080	12,767	(c)	24,847
Total real estate, cost	83,429	115,975		199,404
Less accumulated depreciation and amortization	(1,100)	—		(1,100)
Total real estate, net	82,329	115,975		198,304
Real estate loan receivable, net	10,310	—		10,310
Total real estate and real estate-related investments, net	92,639	115,975		208,614
Cash and cash equivalents	37,179	(37,179)		—
Rents and other receivables, net	383	—		383
Above-market leases, net	101	9	(c)	110
Deferred financing costs, prepaid expenses and other assets	556	315	(d)	871
Total assets	$130,858	$79,120		$209,978
Liabilities and stockholders’ equity
Note payable	$42,250	$60,250	(b)	$102,500
Accounts payable and accrued liabilities	1,920	—		1,920
Due to affiliates	13	—		13
Distributions payable	533	—		533
Below-market leases, net	298	3,413	(c)	3,711
Other liabilities	833	—		833
Total liabilities	45,847	63,663		109,510
Commitments and contingencies
Redeemable common stock	740	—		740
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 10,468,043 shares issued and outstanding, 13,609,620 pro forma shares	105	18		123
Additional paid-in capital	88,801	15,439		104,240
Cumulative distributions and net losses	(4,635)	—		(4,635)
Total stockholders’ equity	84,271	15,457		99,728
Total liabilities and stockholders’ equity	$130,858	$79,120		$209,978

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2011

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K as of December 31, 2011.

(b)
Represents the acquisition of Town Center. The purchase price of Town Center was $112.6 million. This amount was funded from a one-year mortgage loan of $60.3 million secured by Town Center, and cash available from proceeds, net of offering costs, from KBS REIT III’s initial public offering through the acquisition date. The pro forma adjustments assume the proceeds, net of offering costs, were raised as of December 31, 2011 and KBS REIT III received a gross offering price of $10.00 per share.

(c)
KBS REIT III determined the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for these acquisitions is preliminary and subject to change.

(d)	Represents loan fees incurred in conjunction with the financing of Town Center.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Las Cimas IV		Town Center
Revenues:
Rental income	$1,426	$2,002	(b)	$10,946	(b)	$14,374
Tenant reimbursements	691	933	(c)	1,086	(c)	2,710
Interest income from real estate loan receivable	395	—		—		395
Total revenues	2,512	2,935		12,032		17,479
Expenses:
Operating, maintenance, and management	421	619	(d)	2,946	(d)	3,986
Real estate taxes and insurance	314	411	(e)	1,821	(e)	2,546
Asset management fees to affiliate	178	221	(f)	846	(f)	1,245
Real estate acquisition fees to affiliates	836	(360)	(g)	—		476
Real estate acquisition fees and expenses	432	(153)	(g)	—		279
General and administrative expenses	1,386	—		—		1,386
Depreciation and amortization	1,100	3,095	(h)	8,716	(h)	12,911
Interest expense	300	626	(i)	1,811	(j)	2,737
Total expenses	4,967	4,459		16,140		25,566
Other income:
Other interest income	15	—		691		706
Net loss	$(2,440)	$(1,524)		$(3,417)		$(7,381)
Net loss per common share, basic and diluted	$(0.66)					$(0.68)
Weighted-average number of common shares outstanding, basic and diluted	3,724,745					10,929,795	(k)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2011. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011. Above-market lease assets and below-market lease liabilities are amortized over the remaining non‑cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011, based on historical operations of the previous owners.

(d)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011, based on historical operations of the previous owners.

(e)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011 based on historical operations of the previous owners.

(f)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011 that would be due to affiliates of KBS REIT III had the assets been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III's advisor equal to one‑twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III's advisor.

(g)	Represents adjustments to eliminate acquisition fees and expenses related to the specific real estate investment which are reflected in KBS REIT III's historical statement of operations.

(h)
Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $24.0 million portion of a $42.3 million bridge loan used to finance Las Cimas IV, which bears interest at a variable rate of 225 basis points over one-month LIBOR, maturing September 29, 2012.

(j)
Represents loan fee amortization and interest expense incurred on a $60.3 million mortgage loan secured by Town Center (the “Town Center Mortgage Loan”). The Town Center Mortgage Loan bears interest at a floating rate of 225 basis points over one-month LIBOR and matures on March 27, 2013.

(k)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering required to complete the acquisitions were raised as of January 1, 2011 and KBS REIT III received a gross offering price of $10.00 per share.